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                   [SCHUMACHER & ASSOCIATES, INC. LETTERHEAD]

June 4, 1997

Securities and Exchange Commission
Washington, D.C.  20549

Re:      Capital 2000, Inc.
         Form 8-K
         June 4, 1997

Dear Madam/Sir:

We agree with the representations made in "Item 4, Change in Registrant's Certifying Accountant".

If we can provide you with any additional information please do not hesitate to let us know.

Sincerely,

\s\ Mick Schumacher by Lois Houston

Mick Schumacher
President

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